UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 125, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 8.01 Other Events.

Three directors, one executive officer and certain other employees of Zomedica Corp. and its subsidiaries (collectively, the “Company”) have adopted trading plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Plans”). The Plans cover the period of January 1, 2022 through December 31, 2022 and were entered into for a variety of reasons including long-term financial planning, retirement planning, and diversification purposes.

Under Rule 10b5-1, directors, officers, and other employees who may be exposed from time to time to material non-public information may adopt a pre-arranged plan or contract at a time when they are not in possession of material non-public information for the sale of company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals gradually can diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact, and avoid concerns about transactions occurring at a time when they might possess material non-public information. A Rule 10b5-1 plan also may allow an insider to exercise, on specific future dates, a stock option that may be nearing expiration, and simultaneously sell some or all of the shares underlying the option to generate the cash needed to pay the exercise price of the option and related income tax obligations. The Plans cover a maximum of 8,061,842 common shares of the Company, including 7,101,842 common shares of the Company issuable upon the exercise of outstanding stock options; however, some, none or all of those common shares ultimately may be sold depending on the terms of the individual Plans and the trading price of the Company’s common shares.

Transactions under the Plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations, to the extent applicable. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any directors, officers or other employees in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: November 18, 2021	By:	/s/ Ann Marie Cotter
	Name:	Ann Marie Cotter
	Title:	Chief Financial Officer

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